UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2006

OCCIDENTAL PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10889 Wilshire Boulevard Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:

(310) 208-8800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On February 16, 2006, pursuant to the terms of the Occidental Petroleum Corporation 2005 Long-Term Incentive Plan, the Board of Directors of Occidental Petroleum Corporation approved the grants described below to be made automatically without further action of the Board and approved the form of grant agreement for such awards, a copy of which is filed as Exhibit 10.1 to this Form 8-K. The award amounts are the same and the terms of the award agreement are in all material respects identical to the awards that were granted in prior years under the 1996 Restricted Stock Plan for Non-Employee Directors:

(a) Annual Awards. On the first business day following each annual meeting commencing with the 2006 Annual Meeting, each non-employee Director who is then a member of the Board shall be awarded two thousand five hundred (2,500) whole shares of restricted stock.

(b) Special Awards. On the first business day following each annual meeting commencing with the 2006 Annual Meeting, each non-employee Director who is then serving as a Chairman of one or more committees of the Board or as Lead Independent Director shall be awarded four hundred (400) whole shares of restricted stock with respect to each such position, in addition to any award he or she may be granted pursuant to (a) above.

(c) Interim Awards. If, following the 2006 Annual Meeting, a non-employee Director is elected other than at an annual meeting, then on the first business day following his or her election as a member of the Board, such newly elected non-employee Director shall be awarded the number of shares (rounded to the nearest whole share) of restricted stock equal to two thousand five hundred (2,500) multiplied by a fraction, the numerator of which is the number of regularly scheduled Board meetings remaining between the date of his or her election and the next annual meeting and the denominator of which is the number of regularly scheduled Board meetings between the immediately preceding annual meeting and the next scheduled annual meeting, provided that such non-employee Director did not receive an annual award in the immediately preceding twelve months.

In addition, on February 16, the Board of Directors approved increasing the annual retainer paid to non-employee Directors from $50,000 per year to $60,000 per year, commencing with the director term following the 2006 Annual Meeting of Stockholders. A description of the non-employee Director’s annual retainer and attendance fees is filed as Exhibit 10.2 to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1	Form of Restricted Stock Award for Non-Employee Directors under Occidental Petroleum Corporation 2005 Long-Term Incentive Plan

10.2	Director Retainer and Attendance Fees

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: February 22, 2006	/s/ Jim A. Leonard
Jim A. Leonard, Vice President and Controller (Principal Accounting and Duly Authorized Officer)

EXHIBIT INDEX

10.1	Form of Restricted Stock Award for Non-Employee Directors under Occidental Petroleum Corporation 2005 Long-Term Incentive Plan

10.2	Director Retainer and Attendance Fees